CTL
CRASTVELL TRADING LIMITED

Wellgate International Ltd.

Michel L. Marengere
SERVICESMLM@aol.com

Fax: +41-22-321-5516

Corsair Advisors Inc.

Joseph Galda, General Counsel to Wellgate International Ltd.
josephgalda@corsairadvisors.com

Fax: + 1 716 883 00 61

Trafalgar Capital Specialized Investment Fund

Craig Marshak
cmarshak@trafcap.com

Andrew Garai
agarai@trafcap.com

Robert Press
bpress@trafcap.com

Fax: + 1 786 323 1651

Trilliant Exploration Corp.

William Lieberman, President
billy@ttxp.biz
info@ttxp.biz
billylieberman@gmail.com

F. 1 212.560.5194

Befumo & Schaeffer PPLC

Andrew Befumo, Chief Counsel to Trilliant Exploration Corp.
andrew@befumolaw.com

Fax: + 1 772 264 8023

Montague Lambert & Co, Solicitors

Surinder Syan
ssyan@montaguelambert.com

Robert Cohen
rcohen@montaguelambert.com

Fax: + 44 20 8991 9395

Lorang and Roberto

Lydie Lorang
lorang@duro-lorang.com

Fax : + 352 266 462 60

Kleyr Grasso Associes

Pascal Sassel
pascal.sassel@kckg.com

Fax 352 227 330 816

Marc Kleyr
marc.kleyr@kckg.com

Fax + 352 227 330 830

GSC Solicitors, Solicitors

Julian Hamilton Barns
JHamiltonBarns@gscsolicitors.com

Fax: +44 20 7822 2211

Date 25 September 2009

Re: Wellgate International Limited / Bozel S.A.

Notice of Injunction Order

Please find enclosed hereto for your kind attention.

Sincerely,
Andrei Lisyansky
Crastvell Trading Limited

Encl. 7 pages

PENAL NOTICE:

IF YOU THE WITHIN NAMED RESPONDENTS DISOBEY THIS ORDER YOU MAY BE HELD TO BE IN CONTEMPT OF COURT AND TO HAVE AN ORDER FOR SEQUESTRATION MADE IN RESPECT OF YOUR PROPERTY ANY DIRECTOR OR OFFICER RESPONSIBLE FOR SUCH DISOBEDIENCE MAY BE LIABLE TO BE IMPRISONED, FINED OR TO HAVE AN ORDER FOR SEQUESTRATION MADE IN RESPECT OF YOUR PROPERTY ANY OTHER PERSON WHO KNOWS OF THIS ORDER AND DOES ANYTHING WHICH HELPS OR PERMITS THE DEFENDANTS TO BREACH THE TERMS OF THIS ORDER MAY ALSO BE HELD TO BE IN CONTEMPT OF COURT AND MAY BE LIABLE TO BE IMPRISONED, FINED OR TO HAVE AN ORDER FOR SEQUESTRATION MADE IN RESPECT OF HIS PROPERTY

THE EASTERN CARIBBEAN SUPREME COURT

IN THE HIGH COURT OF JUSTICE

VIRGIN ISLANDS

SUIT NO. BVIHCV 2009/332

BETWEEN:

CRASTVELL TRADING LIMITED

Claimant/Applicant

And

WELLGATE INTERNATIONAL LIMITED

Defendant/Respondent

ORDER

BEFORE: JUSTICE EDWARD BANNISTER QC

DATED: **The 24th day of September, 2009**

ENTERED: **The 24th day of September, 2009**

UPON the Application seeking injunctive relief filed on 23rd September 2009 coming on for hearing without notice

AND UPON READING the affidavits of Andres Baumgartner filed on 23rd September 2009

AND UPON HEARING John Carrington and Terrance Neale of Counsel for the Applicant

AND UPON the Applicant giving the following undertakings:-

(a) To serve the Notice of Application, the supporting affidavit, this Order , Notice of Application to continue this Order and a note of this ex parte hearing on the Respondent forthwith.

(b) To abide by any Order the Court may make as to damages in case the Court shall be of the opinion that the Respondent shall have sustained any by reason of this Order which the Applicant ought to pay.

(c) To keep all information obtained as a result of this Order confidential and not to use such information otherwise than for the purpose of these proceedings save with the permission of this Court.

(d) If for any reason this Order ceases to have effect, to forthwith take all reasonable steps to inform in writing any person to whom notice of this Order has been given or who they have reasonable grounds to suppose may act upon this Order that the Order has ceased to have effect.

(e) To file and serve within 7 days the application for registration of the judgment of the High Court of Justice Queen's Bench Division Commercial in Claim 2009 Folio 536

IT IS HEREBY ORDERED as follows:-

Until the date for further consideration of this application

1. The Respondent whether by itself, its servants and/or agents must not in any way dispose of or deal with or diminish the value of any of its assets which are in the Virgin Islands whether in its own name or whether solely or jointly owned up to the value of USD 8,572,995.58

2. The Respondents whether by itself, its servants and/or agents must not in any way dispose of or deal with or diminish the value of any of its assets whether such assets are in or outside the Virgin Islands whether in its own name or whether solely or jointly owned up to the value of USD 8,572,995.58

3. If the total unencumbered value of the assets of either of the Respondents exceeds USD 8,572,995.58 such Respondent may remove any of those assets from the Virgin Islands or may dispose of or deal with them so long as the total unencumbered value of its assets still in the Virgin Islands remains above USD 8,572,995.58

4. If the total unencumbered value of the assets of either of the Respondents in the Virgin Islands does not exceed USD 8,572,995.58 the Respondent must not remove any of those assets from the Virgin Islands and must not dispose of or deal with any of them but if it has other assets outside the Virgin Islands the Respondent may dispose of or deal with those assets so long as the total unencumbered value of those assets whether in or outside the Virgin Islands remains above USD 8,572,995.58.

5. The Respondent shall within 7 days of the service of the Order upon such Respondent inform the Applicant's solicitors in writing of its assets whether in or

outside the Virgin Islands and whether held in its own name or not and whether solely or jointly owned, giving the value, location and details of all such assets. Where such asset is held in any financial institution, the Respondent must provide the name in which it is held, the name of the institution, the address of the branch at which it is held, the number of the account in which it is held and the current balance on such account.

6. The information provided at paragraph 5 must be verified on oath by a director of ~~each~~ of the Respondent~~s~~ within 7 days of service of this Order.

7. The Respondent whether by itself its servants and/or agents or otherwise howsoever is prohibited from taking steps to complete the sale of its shareholding in Bozel S.A. to Trilliant Exploration Corp under the terms of the Agreement dated 8 September 2009.

8. Exceptions to this Order:

(a) This Order does not prohibit either of the Respondent from spending up to US$5,000 or its equivalent per month towards its ordinary operational expenses provided that the Respondent must inform the Applicant's solicitors in writing of the origin of the money.

(b) This Order does not prohibit the Respondent from paying a reasonable sum towards legal advice and representation provided that before spending any money on legal representation the Respondent must inform the Applicant's solicitors in writing of the origin of the money.

(c) The Respondent may agree with the Applicant's Solicitors in writing that the above spending limits should be increased or that this Order should be otherwise varied.

(d) The Respondent may cause this Order to cease to have effect if it provides security by paying into court or otherwise providing security for that sum to the satisfaction of the Plaintiffs' attorneys in the sum of USD8,572,995.58

8 Except as provided below the terms of this Order do not affect or concern anyone outside the jurisdiction of this Court until it is declared enforceable or is enforced by a Court in the relevant country and then they are to affect him only to the extent that they have been declared 'enforceable or have been enforced unless such person is::

i The Respondent, its directors, officers, servants or agents whether by power of attorney or otherwise; or

ii. Any person who:
   1. is subject to the jurisdiction of this Court
   2. has been given written notice of this Order at his residence or place of business within the jurisdiction of this Court
   3. is able to prevent acts or omissions outside the jurisdiction of this Court which constitute or assist in a breach of the terms of this Order; or

iii. Any person only or the extent that this Order is declared enforceable by or enforced by a Court in that country or state.

9. There shall be a further hearing of this application with notice to the Respondent on 7th day of October 2009 (the "date for further consideration")

10. This Order shall remain in effect until 9th October 2009 unless varied or discharged in the interim

11. The costs of this Application are reserved until the further hearing

BY THE COURT

Deputy REGISTRAR

STATEMENT UNDER PART 11.16(3)

Each of the Respondents has the right to apply to set aside this Order upon no less than 11 working day's' notice to the Applicant.

PENAL NOTICE:

IF YOU THE WITHIN NAMED RESPONDENTS DISOBEY THIS ORDER YOU MAY BE HELD TO BE IN CONTEMPT OF COURT AND TO HAVE AN ORDER FOR SEQUESTRATION MADE IN RESPECT OF YOUR PROPERTY ANY DIRECTOR OR OFFICER RESPONSIBLE FOR SUCH DISOBEDIENCE MAY BE LIABLE TO BE IMPRISONED, FINED OR TO HAVE AN ORDER FOR SEQUESTRATION MADE IN RESPECT OF YOUR PROPERTY ANY OTHER PERSON WHO KNOWS OF THIS ORDER AND DOES NAYTHING WHICH HELPS OR PERMITS THE DEFENDANTS TO BREACH THE TERMS OF THIS ORDER MAY ALSO BE HELD TO BE IN CONTEMPT OF COURT AND MAY BE LIABLE TO BE IMPRISONED, FINED OR TO HAVE AN ORDER FOR SEQUESTRATION MADE IN RESPECT OF HIS PROPERTY

THE EASTERN CARIBBEAN SUPREME COURT

IN THE HIGH COURT OF JUSTICE

VIRGIN ISLANDS

SUIT NO. BVIHCV 2009/332

BETWEEN:

CRASTVELL TRADING LIMITED
Claimant/Applicant

And

WELLGATE INTERNATIONAL LIMITED
Defendant/Respondent

****
ORDER
****

McW. Todman & Co.
Legal Practitioners for the Applicant